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 FUND PROFILE
 April 1, 2000

T. Rowe Price Index Trust

Equity Index 500 FundExtended Equity Market Index FundTotal Equity Market Index Fund

 Three funds seeking to match performance of broad indices of common stocks. This profile summarizes key information about each fund that is included in the funds' prospectus. The funds' prospectus includes additional information about each fund, including a more detailed description of the risks associated with investing in each fund that you may want to consider before you invest. You may obtain the prospectus and other information about each fund at no cost by calling 1-800-541-6138, or by visiting our Web site at www.troweprice.com.
 1. What is each fund's objective?

   Equity Index 500 Fund (formerly the Equity Index Fund)

   To match the performance of the Standard & Poor's 500 Stock Index/(R)/. The S&P 500 is made up of primarily large-capitalization companies that represent a broad spectrum of the U.S. economy and a substantial part of the U.S. stock market's total capitalization. (Market capitalization is the number of a company's outstanding shares multiplied by the market price per share.)
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   Extended Equity Market Index Fund

   To match the performance of the U.S. stocks not included in the S&P 500. These are primarily small- and mid-capitalization stocks (market capitalization below the 1,000 largest companies in the U.S. stock market and between the 200 and 1,000 largest, respectively). We use the Wilshire 4500 Equity Index to represent this universe.

   Total Equity Market Index Fund

   To match the performance of the entire U.S. stock market. We use the Wilshire 5000 Equity Index to represent the market as a whole. Because the largest stocks in the index carry the most weight (as in the other two indices), large-capitalization stocks make up a substantial majority of the Wilshire 5000's value.

   The inclusion of a stock in the S&P 500 Index or the Wilshire indices is in no way an endorsement by Standard & Poor's or Wilshire Associates of the stock as an investment, nor are S&P and Wilshire sponsors of the funds or in any way affiliated with them.


 2. What is each fund's principal investment strategy?


   The Equity Index 500 Fund invests substantially all of its assets in all of the stocks in the S&P 500 Index. We attempt to maintain holdings of each stock in proportion to its weight in the index. This is known as a full replication strategy.

   Standard & Poor's constructs the index by first identifying major industry categories and then allocating a representative sample of the larger and more liquid stocks in those industries to the index. S&P weights each stock according to its total market value. For example, the 50 largest companies in the index may account for over 50% of its value.

   The Extended Equity Market Index Fund uses a sampling strategy, investing substantially all of its assets in a group of stocks representative of the Wilshire 4500 Index. The fund does not attempt to fully replicate the index by owning each of the stocks in it. Despite its name, the Wilshire 4500 includes more than 6,500 stocks.

   The Total Equity Market Index Fund also uses a sampling strategy, investing substantially all of its assets in a broad spectrum of small-, mid-, and large-capitalization stocks representative of the Wilshire 5000 Index.

   In an attempt to recreate the Wilshire indices, we select stocks in terms of industry, size, and other characteristics. For example, if technology stocks made up 15% of the Wilshire 4500, the Extended Equity Market Index Fund would invest about 15% of its assets in technology stocks with similar characteristics. Several factors are considered in selecting representative stocks, including historical price movement, market capitalization, transaction costs, and others.
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   T. Rowe Price continually compares the composition of all three funds to that of the indices. If a misweighting develops, the portfolios are rebalanced in an effort to bring them into line with their respective indices. When investing cash flow, the funds may purchase stocks, stock index futures, or stock options. This approach is intended to minimize any deviations in performance.


 Table 1  Index Funds Comparison Guide
                                                                               Expected risk
                         Investment                 Principal type             relative to one
  Fund                   emphasis                   of stocks                  another

  Equity Index 500       S&P 500 stocks             Large-cap                  Lowest
                         ------------------------------------------------------------------------
  Extended Equity        Broad market apart from    Small- and mid-cap         Highest
  Market Index           S&P 500                    stocks
                         ------------------------------------------------------------------------
  Total Equity Market    Broad market including     Blend of small-, large-,   Moderate
  Index                  S&P 500 stocks             and mid-cap stocks
 -----------------------------------------------------------------------------------------------------


   Each fund may sell securities primarily to rebalance its portfolio or satisfy redemption requests.


   Further information about each fund's investments, including a review of market conditions and fund strategies and their impact on performance, is available in the annual and semiannual shareholder reports. To obtain free copies of either of these documents, call 1-800-541-6138.


 3. What are the main risks of investing in the funds?

   Each fund is designed to track broad segments of the stock market--whether they are rising or falling. Markets as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling.

   Since each fund is passively managed and seeks to remain fully invested at all times, assets cannot be shifted from one stock or group of stocks to another based on their prospects, or from stocks into bonds or cash equivalents in an attempt to cushion the impact of a market decline. Therefore, actively managed funds may outperform these funds.

   While there is no guarantee, Equity Index 500 Fund should tend to be less volatile than the other two portfolios because of its focus on larger-cap stocks. The fund emphasizes large-cap stocks, which may at times lag shares of smaller, faster-growing companies. It may also pay a modest dividend that can help offset losses in falling markets.

   The Extended Equity Market Index Fund will be subject to the greater risks associated with small- and mid-cap stocks. Smaller companies often have limited product lines, markets, or financial resources, and may depend on a small group of inexperienced managers. The securities of small companies may have limited
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   marketability and liquidity and are often subject to more abrupt or erratic market movements than shares of larger companies or the major market averages. The very nature of investing in smaller companies involves greater risk than is customarily associated with large-cap companies.

   While there is no guarantee, Total Equity Market Index Fund is expected to have a risk level between the other two funds, and should have higher dividends than the Extended Equity Market Fund.

   The use of sampling for the Extended Equity and Total Equity Funds will likely result in some deviation from their respective indices. In addition, for all three index funds, returns are likely to be slightly below those of the indices because the funds have fees and transaction expenses while indices have none. The timing of cash flows and a fund's size can also influence returns. While there is no guarantee, the investment manager expects the correlation between the funds and their respective indices to be at least .95. A correlation of 1.00 means the return of a fund can be completely explained by the return of an index.

   Investments in futures and options, if any, are subject to additional volatility and potential losses.

   As with any mutual fund, there can be no guarantee the funds will achieve their objectives.

  . Each fund's share price may decline, so when you sell your shares, you may lose money. An investment in each fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


 4. How can I tell which fund is most appropriate for me?

   Consider your investment goals, your time horizon for achieving them, and your tolerance for the inherent risk of common stock investments. If you seek a relatively low-cost way of participating in the U.S. equity markets through a passively managed portfolio, one or more of the funds could be an appropriate part of your overall investment strategy. The fund or funds you select should not represent your complete investment program or be used for short-term trading purposes.

   The segments of the stock market to which you want exposure and the degree of volatility you can accept in pursuit of long-term capital gains can guide you in choosing among the funds.

   The S&P 500 Index is one of the most widely tracked stock indices in the world. If you want to closely match the performance of the mostly large-cap stocks in this index, with the same level of risk, the Equity Index 500 Fund may be an appropriate choice.
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   If you seek potentially higher returns, can assume greater risk, and want broad exposure to small- and mid-cap stocks, you may wish to invest in the Extended Equity Market Index Fund.

   Finally, if your risk profile is between that of the first two funds and you would like to participate in the entire U.S. stock market, you may want to consider the Total Equity Market Index Fund.

   Each fund can be used in both regular and tax-deferred accounts, such as IRAs.

  . Equity investors should have a long-term investment horizon and be willing to wait out bear markets.


 5. How has each fund performed in the past?


   The bar charts showing calendar year returns and the average annual total return table indicate risk by illustrating how much returns can differ from one year to the next and over time. Fund past performance is no guarantee of future returns.

   The funds can also experience short-term performance swings, as shown by the best and worst calendar quarter returns during the years depicted in the charts.

 LOGO                         LOGO



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
                                          Calendar Year Total Returns
          Fund            "91"   "92"   "93"   "94"   "95"   "96"   "97"   "98"   "99"
 --------------------------------------------------------------------------------------------
  Equity Index 500       29.21  7.19   9.42   1.01   37.16  22.65  32.87  28.31  20.64
  Extended Equity
  Market Index              --    --     --     --      --     --     --     --  33.72
  Total Equity              --    --     --     --      --     --     --     --  23.25
  Market Index
 --------------------------------------------------------------------------------------------


 Equity Index 500 Fund    Quarter ended Total return

 Best quarter     12/31/9821.31%

 Worst quarter    9/30/98 -9.97%



 Extended Equity Market Index Fund Quarter ended Total return

 Best quarter     12/31/9928.48%

 Worst quarter    9/30/99 -6.44%


 Total Equity Market Index Fund Quarter ended Total return

 Best quarter     12/31/9917.85%

 Worst quarter    9/30/99 -6.49%


 Table 2  Average Annual Total Returns
                                     Periods ended March 31, 2000
                                          Shorter of 10 years
                         1 year  5 years  or since inception    Inception date
 ------------------------
  Equity Index 500 Fund  17.58%  26.39%         18.44%             3/30/90
  S&P 500 Stock Index    17.94   26.76          18.84

  Extended Equity        47.51%     --          25.63%             1/30/98
  Market Index Fund
 ------------------------                                      ----------------
  Wilshire 4500 Index    49.51      --          25.89

  Total Equity Market
  Index Fund             23.12%     --          23.32%             1/30/98
  Wilshire 5000 Index    23.61      --          23.38
 ------------------------------------------------------------------------------



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 These figures include changes in principal value, reinvested dividends, and capital gain distributions, if any.


 The funds' returns do not include the account maintenance fee which, if reflected, would reduce the returns shown.


 6. What fees or expenses will I pay?

   The funds are 100% no load. However, the funds charge a redemption fee of 0.50%, payable to the funds, for shares held less than six months, and a quarterly maintenance fee of $2.50 for accounts of less than $10,000. There are no fees or charges to buy or sell fund shares, reinvest dividends, or exchange into other T. Rowe Price funds. There are no 12b-1 fees. The Extended Equity Market Index and Total Equity Market Index Funds each have a single, all-inclusive fee covering investment management and operating expenses. This will not fluctuate.



 Table 3  Fees and Expenses of the Funds
                        Shareholder fees (fees
                        paid directly from your                  Annual fund operating expenses
                              investment)                 (expenses that are deducted from fund assets)
                                                                         Total annual    Fee waiver/
                       Redemption  Small account  Management   Other    fund operating     expense       Net
         Fund             fee         fee/a/         fee      expenses     expenses     reimbursement  expenses

  Equity Index 500       0.50%          $10         0.15%/b/   0.26%/c/     0.41%           0.06%       0.35%/b/
                       ------------------------------------------------------------------------------------------
  Extended Equity        0.50            10         0.40/d/      --         0.40              --        0.40/d/
  Market Index
                       ------------------------------------------------------------------------------------------
  Total Equity Market    0.50            10         0.40/d/      --         0.40              --        0.40/d/
  Index
 ---------------------------------------------------------------------------------------------------------------------



 /a/A $2.50 quarterly fee is charged for accounts with balances less than $10,000.


 /b/
   To limit the fund's expenses, T. Rowe Price contractually obligated itself to waive its fees and bear any expenses through December 31, 1999, which would cause the fund's ratio of expenses to average net assets to exceed 0.40%. Effective January 1, 2000, T. Rowe Price agreed to lower the expense limitation to 0.35% and extend it for a period of one year through December 31, 2000. Fees waived or expenses paid or assumed under these agreements are subject to reimbursement to T. Rowe Price by the fund whenever the fund's expense ratio is below 0.35%; however, no reimbursement will be made after December 31, 2001, or if it would result in the expense ratio exceeding 0.35%. Any amounts reimbursed will have the effect of increasing fees otherwise paid by the fund.

 /c/Expenses have been restated to reflect the 0.35% expense cap in effect
   January 1, 2000.

 /d/       The management fee includes operating expenses.
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   Example.  The following table gives you a rough idea of how expense ratios may translate into dollars and helps you to compare the cost of investing in these funds with that of other funds. Although your actual costs may be higher or lower, the table shows how much you would pay if operating expenses remain the same, the expense limitation currently in place is not renewed (if applicable), you invest $10,000, earn a 5% annual return, and hold the investment for the following periods:

     Fund                          1 year*  3 years*  5 years*  10 years*
    ----------------------------------------------------------------------------
     Equity Index 500                $36      $126      $224      $512
                                   ----------------------------------------
     Extended Equity Market Index     41       128       224       505
                                   ----------------------------------------
     Total Equity Market Index        41       128       224       505
    ----------------------------------------------------------------------------


   * Does not include account maintenance fee for accounts of less than $10,000.


 7. Who manages the funds?

   Each fund is managed by T. Rowe Price Associates, Inc. Founded in 1937, T. Rowe Price and its affiliates manage investments for individual and institutional accounts. The company offers a comprehensive array of stock, bond, and money market funds directly to the investing public.


   Kristen F. Culp manages the funds day-to-day and became chairperson of their Investment Advisory Committees in 2000. Ms. Culp has been a member of the Equity Index 500 Fund's committee since 1992, and a member of the Extended Equity Market Index and Total Equity Market Index Funds' committees since their inception. She joined T. Rowe Price in 1990 and has been managing investments since 1995.


 Note: The following questions and answers about buying and selling shares and services do not apply to employer-sponsored retirement plans. If you are a participant in one of these plans, please call your plan's toll-free number for additional information.


 8. How can I purchase shares?

   Fill out the New Account Form and return it with your check in the postpaid envelope. The minimum initial purchase is $2,500 ($1,000 for IRAs and gifts or transfers to minors). The minimum subsequent investment is $100 ($50 for IRAs, gifts or transfers to minors, or Automatic Asset Builder). You can also open an account by bank wire, by exchanging from another T. Rowe Price fund, or by transferring assets from another financial institution.
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 9. How can I sell shares?

   You may redeem or sell any portion of your account on any business day. Simply write to us or call. You can also access your account at any time via Tele*Access /(R)/ or our Web site. We offer convenient exchange among our entire family of domestic and international funds. Restrictions may apply in special circumstances, and some redemption requests need a signature guarantee. A $5 fee is charged for wire redemptions under $5,000.


 10. When will I receive income and capital gain distributions?


   Equity Index 500 Fund distributes income quarterly and Extended Equity Market Index and Total Equity Market Index Funds distribute income annually. Net capital gains, if any, are distributed at year-end. For regular accounts, income and short-term gains are taxable at ordinary income rates, and long-term gains are taxable at the capital gains rate. Distributions are reinvested automatically in additional shares unless you choose another option, such as receiving a check. Distributions paid to IRAs and employer-sponsored retirement plans are automatically reinvested.


 11. What services are available?

   A wide range, including but not limited to:

  . retirement plans for individuals and large and small businesses;

  . automated information and transaction services by telephone or computer;

  . electronic transfers between fund and bank accounts;

  . automatic investing and automatic exchange;

  . brokerage services; and

  . asset manager accounts.
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Walk-in
Investor Centers
For directions, call 1-800-225-5132 or visit our Web site

Baltimore Area
Downtown
 101 East Lombard Street

Owings Mills
 Three Financial Center 4515 Painters Mill Road

Boston Area
 386 Washington Street Wellesley

Colorado Springs
 4410 ArrowsWest Drive

Los Angeles Area
 Warner Center 21800 Oxnard Street Suite 270 Woodland Hills

Tampa
 4200 West Cypress Street 10th Floor

Washington, D.C.
 900 17th Street, N.W. Farragut Square
 For Mutual Fund
or T. Rowe Price Brokerage Information
 Investor Services
 1-800-541-6138

For Existing Accounts
 Shareholder Services
 1-800-225-5132

For Yields, Prices, Account Information, or to Conduct Transactions
 Tele*Access/(R)/
 24 hours, 7 days 1-800-638-2587

Internet Address
 www.troweprice.com
T. Rowe Price Associates, Inc. 100 East Pratt Street Baltimore, MD 21202 www.troweprice.com
(LOGO)
 T. Rowe Price Investment Services, Inc., Distributor